---------
                              The Blackrock
                                  ---------
                              New York Insured
                              Municipal 2008
                              Term Trust Inc.
                              ==================================================

                              Annual Report
                              December 31, 1998

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR

--------------------------------------------------------------------------------

                                                                January 31, 1999

Dear Shareholders:

      Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

      Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

      This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,

/s/ Laurence D. Fink                     /s/ Ralph L. Schlosstein
--------------------                     ------------------------
Laurence D. Fink                         Ralph L. Schlosstein
Chairman                                 President

                                                                January 31, 1999

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock New York Insured Municipal 2008 Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal and New York State and City income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

                       ---------------------------------------------------------
                       12/31/98     12/31/97     Change       High        Low
--------------------------------------------------------------------------------
Stock Price            $16.6875     $15.875       5.12%      $17.00    $15.43755
--------------------------------------------------------------------------------
Net Asset Value (NAV)  $16.74       $16.53        1.27%      $17.00    $16.24
--------------------------------------------------------------------------------

The Fixed Income Markets

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

      The second half of the Trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect as the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      Rapidly declining Treasury yields and significant supply of new municipal issues were responsible for the underperformance of municipals versus treasuries in 1998. However, on a historical basis, municipals remain attractive, particularly those with longer maturities. Also, retail investors, who have been focused on the equity markets have begun to migrate back to the municipal market. These factors may enable municipals to outperform Treasuries in the coming year.

      New York State's economic rebound continues, fueled primarily by expansion in the service sector. The State benefits from its broad and diverse economic base. Fiscally the State is in the best position it has been in for more than a decade. New York State ended FY1998 with a $1.56 billion General Fund operating surplus, eliminating the accumulated deficit and proving a surplus of $567 billion.

      New York City closed fiscal 1998 with a surplus in excess of $2.0 billion. Lower Medicaid and public assistance spending, higher than planned tax receipts, lower liabilities for the Board of Education and reduced debt service costs due to the decline in interest rates are largely responsible for the surplus. Conservative revenue projections for the 1999 budget alleviate short-term concerns arising from volatility in the financial markets. The city's improved cash position is reflected in its reduced need for short-term borrowing. Like the state, the city has made substantial strides, but continues to face formidable budgetary hurdles in both its operating and capital plans.

The Trust's Portfolio and Investment Strategy

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1998, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. If they were sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. These factors led us to decide that the most prudent investment strategy for 1998 was to maintain the current portfolio structure.

      The Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year, providing for profitable leverage.

      The following chart compares the Trust's current and December 31, 1997 asset composition:

--------------------------------------------------------------------------------
         The BlackRock New York Insured Municipal 2008 Term Trust Inc.
--------------------------------------------------------------------------------
Sector                   December 31, 1998       December 31, 1997
--------------------------------------------------------------------------------
Transportation                  28%                 26%
--------------------------------------------------------------------------------
County, City and State          21%                 21%
--------------------------------------------------------------------------------
Water & Sewer                   14%                 14%
--------------------------------------------------------------------------------
Lease Revenue                   13%                 13%
--------------------------------------------------------------------------------
Hospital                        10%                 10%
--------------------------------------------------------------------------------
Housing                         5%                   5%
--------------------------------------------------------------------------------
Other                           5%                   5%
--------------------------------------------------------------------------------
Tax Revenue                     4%                   6%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock New York Insured Municipal 2008 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at closedend_funds@blackrock.com.

Sincerely,


/s/ Robert S. Kapito                    /s/ Kevin Klingert
--------------------                    ------------------

Robert S. Kapito                        Kevin Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
          The BlackRock New York Insured Municipal 2008 Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                             BLN
--------------------------------------------------------------------------------
Initial Offering Date:                                    September 18, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/98:                            $16.6875
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                                $16.74
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98 ($16.6875)1:       5.12%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:2                $0.07125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:2             $0.855
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2     Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock New York Insured Municipal 2008 Term Trust Inc.
Portfolio of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                                        Option
              Principal                                                                                  Call
Rating*        Amount                                                                                 Provisions++        Value
(Unaudited)    (000)                                  Description                                      (unaudited)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--142.9%
                       New York--140.0%
AAA          $ 1,075   Babylon, G.O., Ser. A, 5.875%, 1/15/09, AMBAC...............................    1/04 at 102      $ 1,181,167
AAA              785   Erie Cnty., Ser. B, 5.70%, 5/15/08, MBIA....................................    5/04 at 102          856,874
                       Met. Trans. Auth. Rev., MBIA,
AAA            2,500       Commuter Fac., Ser. A, 6.10%, 7/01/08...................................   No Opt. Call        2,865,375
AAA           26,075       Ser. K, 6.00%, 7/01/08..................................................   No Opt. Call       29,683,519
                       Mt. Sinai Union Free Sch. Dist. Rev., AMBAC,
AAA              935       6.00%, 2/15/08..........................................................   No Opt. Call        1,062,356
AAA              930       6.10%, 2/15/09..........................................................   No Opt. Call        1,068,979
AAA            1,075       6.10%, 2/15/10..........................................................   No Opt. Call        1,243,076
AAA           10,500   Mun. Asst. Corp., City of New York, Ser. A, 6.00%, 7/01/08, FGIC............    7/01 at 100       10,959,375
AAA            2,060   Nassau Cnty. G.O., Ser. N, 6.125%, 10/15/02+, AMBAC                                 N/A            2,279,866
                       New York City, G.O.,
AAA            6,100       Ser. B, 6.25%, 10/01/02+, FSA...........................................        N/A            6,695,055
AAA            3,900       Ser. B, 6.25%, 10/01/08, FSA............................................  10/02 at 101.5       4,253,301
 A-              940       Ser. C, 6.00%, 8/01/02+, AMBAC..........................................        N/A            1,020,718
 A-            4,560       Ser. C, 6.00%, 8/01/09, AMBAC...........................................   8/02 at 101.5       4,880,431
AAA            4,155       Ser. C-1, 6.25%, 8/01/02+, FSA..........................................        N/A            4,553,464
AAA               60       Ser. C-1, 6.25%, 8/01/10, FSA...........................................   8/02 at 101.5          64,874
AAA            4,950       Ser. C-1, 6.375%, 8/01/02+, MBIA........................................        N/A            5,445,198
AAA               50       Ser. C-1, 6.375%, 8/01/08, MBIA.........................................   8/02 at 101.5          54,580
AAA              170       Ser. D, 5.75%, 8/15/03+, MBIA...........................................        N/A              185,652
AAA            2,830       Ser. D, 5.75%, 8/15/07, MBIA............................................   8/03 at 101.5       3,050,853
AAA            6,895       Ser. E, 6.20%, 8/01/08, MBIA............................................   No Opt. Call        7,922,562
                       New York City Hlth. & Hosp. Corp. Rev.,
AAA            2,750       Ser. A, 6.00%, 2/15/07, CAPMAC..........................................    2/03 at 102        2,987,600
AAA            6,000       5.60%, 2/15/08, CONNIE LEE..............................................    2/03 at 102        6,409,680
                       New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys., Ser. A,
AAA           11,500       Zero Coupon, 6/15/09, MBIA..............................................   No Opt. Call        7,270,875
AAA            2,000       5.50%, 6/15/11, AMBAC...................................................   6/02 at 101.5       2,107,140
AAA            1,710       6.00%, 6/15/08, FGIC....................................................   No Opt. Call        1,945,689
AAA           11,560       6.15%, 6/15/07, FGIC....................................................   6/02 at 101.5      12,498,788
                       New York St., G.O., AMBAC,
AAA            1,000       5.50%, 6/15/09..........................................................    6/03 at 102        1,064,170
AAA            4,030       6.75%, 8/01/01+.........................................................        N/A            4,407,087
                       New York St. Dorm. Auth. Rev.,
AAA            3,150       City Univ., 6.125%, 7/01/04+, AMBAC.....................................        N/A            3,535,781
AAA            5,375       New York Univ., 6.25%, 7/01/09, FGIC....................................    7/01 at 102        5,747,917
AAA            1,600       St. Univ. Ed. Fac., 5.50%, 5/15/07, FGIC................................   No Opt. Call        1,750,336
AAA            2,500       St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, AMBAC.......................   No Opt. Call        2,746,100
AAA            6,000       St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, CONNIE LEE..................   No Opt. Call        6,590,640
AAA            5,000       St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, FGIC........................   No Opt. Call        5,492,200
AAA            5,000       St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/09, AMBAC.......................   No Opt. Call        5,482,000
AAA            1,800       Union Coll., 5.75%, 7/01/10, FGIC ......................................    7/02 at 102        1,907,460
AAA              500       W K  Nursing Home, 5.65%, 8/01/09, FHA..................................    8/06 at 102          541,360
AAA            5,000   New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.60%, 5/15/08               11/04 at 102        5,734,350
                       New York St. Hsg. Fin. Agcy. Rev.,
AAA            1,985       Hsg. Proj. Mtge., Ser. A, 5.80%, 5/01/09, FSA...........................    5/06 at 102        2,153,665
AAA            4,910       Hsg. Proj. Mtge., Ser. A, 5.80%, 11/01/09, FSA..........................    5/06 at 102        5,295,288
AAA            4,565       Multifamily Mtge. Hsg, Ser. C, 6.30%,  8/15/08, FHA.....................    8/02 at 102        4,902,262

                       See Notes to Financial Statements.

                                                                                                        Option
              Principal                                                                                  Call
Rating*        Amount                                                                                 Provisions++        Value
(Unaudited)    (000)                                  Description                                      (unaudited)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

                       New York St. Med. Care Fac. Fin. Agcy. Rev.,
AAA          $ 3,000       Mental Hlth. Fac., 5.25%, 8/15/07, FGIC.................................    2/04 at 102      $ 3,208,200
Aa2            6,190       Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/02+, AMBAC...............        N/A            6,757,257
AAA            5,000       New York Hosp., Ser. A, 6.50%, 2/15/05+, AMBAC..........................        N/A            5,735,050
AAA              250   New York St. Pwr. Auth. Rev., Series CC, 5.125%, 1/01/11, MBIA                 No Opt. Call          266,263
                       New York St. Thruway Auth. Rev.,
AAA            5,000       Hwy. & Brdg. Trust Fund, Ser. A, 5.625%, 4/01/08, AMBAC.................    4/04 at 102        5,432,750
AAA            1,000       Hwy. & Brdg. Trust Fund, Ser. B, 6.00%, 4/01/04+, FGIC..................        N/A            1,112,340
AAA           10,060       Ser. A, 5.875%, 1/01/02+, FGIC..........................................        N/A           10,823,755
AAA            6,940       Service Contract, 5.75%, 4/01/04+, MBIA.................................        N/A            7,638,303
                       New York St. Urban Dev. Corp. Rev., Correctional Fac.,
AAA            1,750       5.625%, 1/01/07, AMBAC..................................................    1/03 at 102        1,879,675
AAA            1,460       5.625%, 1/01/07, FSA....................................................    1/03 at 102        1,565,383
AAA            2,000       Ser. A,  5.50%, 1/01/09, AMBAC..........................................   No Opt. Call        2,187,280
AAA            2,055   Port Auth. of New York & New Jersey, Seventy-Second Ser.,
                           7.40%,10/01/12, AMBAC ..................................................   10/02 at 101        2,331,952
                       Suffolk Cnty, G.O., FGIC,
AAA              620       Ser. B, 6.00%, 5/01/07..................................................    5/02 at 102          670,840
AAA              615       Ser. B, 6.05%, 5/01/08..................................................    5/02 at 102          665,172
AAA              465       Ser. C, 6.00%, 6/15/07..................................................    6/02 at 102          512,514
AAA              430       Ser. C, 6.05%, 6/15/08..................................................    6/02 at 102          472,768
AAA            5,000   Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest, 6.00%, 2/01/08, FGIC.........   No Opt. Call        5,666,550
                       Suffolk Cnty. Wtr. Auth. Rev., Ser. C, AMBAC,
AAA            1,285       5.75%, 6/01/02+.........................................................        N/A            1,388,982
AAA            1,675       5.75%, 6/01/08..........................................................    6/02 at 102        1,791,614
                       Triborough Brdg. & Tunl. Auth. Rev.,
AAA            6,470       6.20%, 1/01/02+, FGIC...................................................        N/A            7,000,669
AAA            1,640       6.20%, 1/01/08, FGIC....................................................   1/02 at 101.5       1,760,524
AAA            5,185       6.25%, 1/01/02+, AMBAC..................................................        N/A            5,617,533
AAA            1,315       6.25%, 1/01/12, AMBAC...................................................   1/02 at 101.5       1,414,638
AAA            7,500       Ser. X, 6.00%, 1/01/07, AMBAC...........................................   No Opt. Call        7,926,900
                                                                                                                        -----------
                                                                                                                        263,724,575
                                                                                                                        -----------
                       Puerto Rico-2.9%
AAA            5,000   Puerto Rico Comnwlth. G.O., Ser A, 6.25%, 7/01/10, FSA......................   7/02 at 101.5       5,426,300
                                                                                                                        -----------
                       Total Investments--142.9% (cost $242,006,877)...............................                     269,150,875
                       Other assets in excess of liabilities--2.5%.................................                       4,743,016
                       Liquidation value of preferred stock--(45.4)%...............................                     (85,500,000)
                                                                                                                        -----------
                       Net Assets Applicable to Common Shareholders--100%..........................                   $ 188,393,891
                                                                                                                        ===========

----------
*     Using the higher of Standard & Poor's, Moody's or Fitch's rating.

+     This bond is prerefunded. See glossary for definition.


++ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
      AMBAC      -- American Municipal Bond Assurance Corporation
      CAPMAC     -- Capital Markets Assurance Corporation
      CONNIE LEE -- College Construction Loan Insurance Association
      FGIC       -- Financial Guaranty Insurance Company
      FHA        -- Federal Housing Administration
      FSA        -- Financial Security Assurance
      G.O.       -- General Obligation Bond
      MBIA       -- Municipal Bond Insurance Association
      P.C.R.     -- Pollution Control Revenue

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New York Insured
Municipal 2008 Term Trust Inc.

Statement of Assets And Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $242,006,877)
  (Note 1) ...................................................    $ 269,150,875
Interest receivable ..........................................        5,097,415
Other assets .................................................           11,145
                                                                  -------------
                                                                    274,259,435
                                                                  -------------
Liabilities
Due to custodian .............................................            4,059
Dividends payable--preferred stock ...........................          120,414
Investment advisory fee payable (Note 2) .....................           81,041
Administration fee payable (Note 2) ..........................           23,155
Other accrued expenses .......................................          136,875
                                                                  -------------
                                                                        365,544
                                                                  -------------
Net Investment Assets ........................................    $ 273,893,891
                                                                  =============
Net investment assets were comprised of:
  Common stock:
   Par value (Note 4) ........................................    $     112,571
   Paid-in capital in excess of par ..........................      156,370,725
   Preferred stock (Note 4) ..................................       85,500,000
                                                                  -------------
                                                                    241,983,296

  Undistributed net investment income ........................        4,815,533
  Accumulated net realized loss ..............................          (48,936)
  Net unrealized appreciation ................................       27,143,998
                                                                  -------------
  Net investment assets, December 31, 1998 ...................    $ 273,893,891
                                                                  =============
  Net assets applicable to common
   shareholders ..............................................    $ 188,393,891
                                                                  =============
Net asset value per common share:
  ($188,393,891 / 11,257,093 shares of
  common stock issued and outstanding) .......................    $       16.74
                                                                  =============

--------------------------------------------------------------------------------
The BlackRock New York Insured
Municipal 2008 Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned ................................   $14,836,668
                                                                  -----------
Expenses
  Investment advisory .........................................       953,117
  Administration ..............................................       272,319
  Auction agent ...............................................       234,000
  Custodian ...................................................        90,500
  Reports to shareholders .....................................        56,000
  Directors ...................................................        41,500
  Audit .......................................................        32,000
  Transfer agent ..............................................        23,000
  Legal .......................................................        12,000
  Miscellaneous ...............................................         8,581
                                                                  -----------
   Total expenses .............................................     1,723,017
                                                                  -----------
Net investment income .........................................    13,113,651
                                                                  -----------

Unrealized Gain On
  Investments (Note 3)
  Net change in unrealized appreciation on
   investments ................................................     1,661,651
                                                                  -----------
Net Increase in Net Investment
  Assets Resulting from Operations ............................   $14,775,302
                                                                  ===========

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
The BlackRock New York Insured Municipal 2008 Term Trust Inc.
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                            Year Ended December 31,
                                                              1998          1997
                                                         -------------    -------------
Increase in Net Investment Assets
Operations:
  Net investment income ..............................   $  13,113,651    $  13,045,382
  Net realized gain on investments ...................              --            9,392
  Net change in unrealized appreciation on investments       1,661,651        8,222,820
                                                         -------------    -------------
  Net increase in net investment assets
    resulting from operations ........................      14,775,302       21,277,594
                                                         -------------    -------------
Dividends and distributions:
  To common shareholders from net investment income ..      (9,624,574)      (9,617,474)
  To common shareholders from net realized gain
    on investments ...................................              --          (12,203
                                                         -------------    -------------
  To preferred shareholders from net investment
    income ...........................................      (2,822,971)      (2,948,583)
  To preferred shareholders from net realized
    gain on investments ..............................              --           (3,745)
                                                         -------------    -------------
      Total dividends and distributions ..............     (12,447,545)     (12,582,005)
                                                         -------------    -------------

    Total increase ...................................       2,327,757        8,695,589
                                                         -------------    -------------
Net Investment Assets
Beginning of year ....................................     271,566,134      262,870,545
                                                         -------------    -------------
End of year ..........................................   $ 273,893,891    $ 271,566,134
                                                         =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New York Insured Municipal 2008 Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended December 31,
                                                          --------------------------------------------------------------------------
                                                              1998             1997          1996          1995           1994
                                                              ----             ----          ----          ----           ----
PER COMMON SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of the year .................   $    16.53     $    15.76     $    16.11     $    13.77     $    16.19
                                                           ----------     ----------     ----------     ----------     ----------
  Net investment income ................................         1.16           1.16           1.15           1.15           1.14
  Net realized and unrealized gain (loss) on investments         0.15           0.73          (0.33)          2.33          (2.49)
                                                           ----------     ----------     ----------     ----------     ----------
Net increase (decrease) from investment operations .....         1.31           1.89           0.82           3.48          (1.35)
                                                           ----------     ----------     ----------     ----------     ----------
Dividends from net investment income to:

  Preferred shareholders ...............................        (0.25)         (0.26)         (0.25)         (0.29)         (0.21)
  Common shareholders ..................................        (0.85)         (0.86)         (0.85)         (0.85)         (0.86)
Distributions from net realized gain on
  investments to:
  Preferred shareholders ...............................           --             **          (0.02)            --             --
  Common shareholders ..................................           --             **          (0.05)            --             --
Distributions in excess of net realized gain
  on investments to:
  Preferred shareholders ...............................           --             --             --             **             **
  Common shareholders ..................................           --             --             --             **             **
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.10)         (1.12)         (1.17)         (1.14)         (1.07)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year* ..........................   $    16.74     $    16.53     $    15.76     $    16.11     $    13.77
                                                           ==========     ==========     ==========     ==========     ==========
Market value, end of year* .............................   $    16.69     $    15.88     $    15.13     $    14.63     $    12.50
                                                           ==========     ==========     ==========     ==========     ==========
Total Investment Return+ ...............................        10.76%         10.93%          9.60%         24.19%        (11.35%)
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS: ++
Expenses ...............................................         0.92%          0.98%          1.03%          1.05%          1.08%
Net investment income before preferred
  stock dividends ......................................         7.03%          7.26%          7.36%          7.54%          7.80%
Preferred stock dividends ..............................         1.51%          1.64%          1.70%          1.87%          1.46%
Net investment income available to
  common shareholders ..................................         5.52%          5.62%          5.66%          5.67%          6.34%
SUPPLEMENTAL DATA:
Average net assets of common
  shareholders (in thousands) ..........................   $  186,451     $  179,797     $  176,229     $  172,037     $  164,792
Portfolio turnover .....................................            0%             2%            10%            12%            50%
Net assets of common shareholders,
end of period (in thousands) ...........................   $  188,394     $  186,066     $  177,371     $  181,380     $  155,064
Preferred stock outstanding (in thousands) .............   $   85,500     $   85,500     $   85,500     $   85,500     $   85,500
Asset coverage per share of
preferred stock, end of year#...........................   $   80,086     $   79,406     $   76,863     $   78,035     $  140,681

----------
* Net asset value and market value are published in The WallStreet Journal each Monday.

** Actual amount paid to preferred shareholders was $0.0003, $0.00041 and $0.00054 per common share for the years ended December 31, 1997, 1995 and 1994, respectively, and to common shareholders actual amount was $0.0011, $0.0012 and $0.0025 per common share for the years ended December 31, 1997, 1995 and 1994, respectively.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

#    A stock split occurred on July 24, 1995 (Note 4).

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New YorkInsured
Municipal 2008 Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust"), was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal, New York State and New York City income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various rela tionships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

There were no purchases and sales of investment securities, other than for short-term investments, for the year ended December 31, 1998.

      The federal income tax basis of the Trust's investments at December 31, 1998, was $242,055,813, and accordingly, gross and net unrealized appreciation was $27,095,062.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 11,257,093 common shares outstanding at December 31, 1998, the Adviser owned 7,093 shares. As of December 31, 1998, there were 3,420 preferred shares outstanding as follows: Series F28-1,710 and Series F7-1,710.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,710 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series F28--855 shares, Series F7--855 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series F28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.00% to 5.00% during the year ended December 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.07125 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

      For the period January 1, 1999 to January 31, 1999, dividends declared on Preferred Stock totalled $242,790 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock New York Insured Municipal 2008 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock New York Insured Municipal 2008 Term Trust Inc., as of December 31, 1998, and the related statements of operations, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New York Insured Municipal 2008 Term Trust Inc. as of December 31, 1998, and the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (December 31, 1998) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Year 2000 Readiness Disclosure. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The BlackRock New York Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular federal income tax, New York State and New York City income tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

What Can the Trust Invest In?

The Trust intends to invest at least 80% of total assets in a portfolio of New York municipal obligations insured a timely payment of principal and interest. The Trust may invest up to 20% in uninsured New York municipal obligations were rated Aaa by Moody's or AAA by S&P or are determined by the Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

What is the Adviser's Investment Strategy?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax New York State and New York City income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term security this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Closed-End Fund:        Investment vehicle which initially offers a fixed number
                        of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount:               When a fund's net asset value is greater than its stock
                        price the fund is said to be trading at a discount.

Dividend:               Income generated by securities in a portfolio and
                        distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment:  Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a fund.

Market Price:           Price per share of a security trading in the secondary
                        market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV):  Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calcu lated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

Pre-refunded Bonds:     These securities are collateralized by U.S. Government
                        securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

Taxable Trusts
---------------------------------------------------------------------------------------------------
                                                                       Stock               Maturity
Perpetual Trusts                                                       Symbol                Date
                                                                       ------               ------
The BlackRock High Yield Trust Inc.                                      BHY                  N/A
The BlackRock Income Trust Inc.                                          BKT                  N/A
The BlackRock North American Government Income Trust Inc.                BNA                  N/A

Term Trusts
The BlackRock 1999 Term Trust Inc.                                       BNN                 12/99
The BlackRock Target Term Trust Inc.                                     BTT                 12/00
The BlackRock 2001 Term Trust Inc.                                       BLK                 06/01
The BlackRock Strategic Term Trust Inc.                                  BGT                 12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT                 12/04
The BlackRock Advantage Term Trust Inc.                                  BAT                 12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT                 12/09

Tax-Exempt Trusts
---------------------------------------------------------------------------------------------------
                                                                       Stock               Maturity
Perpetual Trusts                                                       Symbol                Date
                                                                       ------               ------
The BlackRock Investment Quality Municipal Trust Inc.                    BKN                  N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA                  N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA                  N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ                  N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY                  N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc.                           BMN                 12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM                 12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC                 12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF                 12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN                 12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT                 12/10

         If you would like further information please call BlackRock at
         (800) 227-7BFM (7236) or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

---------
BlackRock
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Directors

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers

Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

Custodian and Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Auction Agent

Bankers Trust Company
4 Albany Street
New York, NY 10006

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                         The BlackRock New York Insured
                         Municipal 2008 Term Trust Inc.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2

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